1. **PARTIES AND PROPERTY:** *Seastone Delray Healthcare, LLC, a Florida limited liability company or its related assign* **("Buyer")** agrees to buy and *Seastone Condominiums of Delray, LLC & 810 Andrews, LLC FL LLCs* **("Seller")** agrees to sell the property as: Street Address: *801 and 810 Andres Avenue, Delray Beach, Florida 33481*

Legal Description: *See Addendum for details on 11 properties being purchased*

and the following Personal Property: *All personal property located at the Property*

(all collectively referred to as the "Property") on the terms and conditions set forth below.

| | |
|---|---|
| **2. PURCHASE PRICE:** | $ *5,500,000.00* |
| **(a)** Deposit held in escrow by ____________ ("Escrow Agent") (checks are subject to actual and final collection) | $ *50,000.00* |
| Escrow Agent's address: ____________ Phone: ____________ | |
| **(b)** Additional deposit to be made to Escrow Agent within ____ days after Effective Date | $ ____________ |
| **(c)** Additional deposit to be made to Escrow Agent within ____ days after Effective Date | $ ____________ |
| **(d)** Total financing (see Paragraph 5) | $ ____________ |
| **(e)** Other *PMM $3mill 1st mortgage 5% interest per annum payable at $15,000 per month 3 yr balloon* | $ *3,000,000.00* |
| **(f)** All deposits will be credited to the purchase price at closing. Balance to close, subject to adjustments and prorations, to be paid with locally drawn cashier's or official bank check(s) or wire transfer. | $ *2,450,000.00* |

**3. TIME FOR ACCEPTANCE; EFFECTIVE DATE; COMPUTATION OF TIME:** Unless this offer is signed by **Seller** and **Buyer** and an executed copy delivered to all parties on or before *May ___, 2016*, this offer will be withdrawn and the **Buyer's** deposit, if any, will be returned. The time for acceptance of any counter offer will be 3 days from the date the counter offer is delivered. **The "Effective Date" of this Contract is the date on which the last one of the Seller and Buyer has signed or initialed and delivered this offer or the final counter offer.** Calendar days will be used when computing time periods, except time periods of 5 days or less. Time periods of 5 days or less will be computed without including Saturday, Sunday, or national legal holidays. Any time period ending on a Saturday, Sunday, or national legal holiday will extend until 5:00 p.m. of the next business day. **Time is of the essence in this Contract.**

**4. CLOSING DATE AND LOCATION:**

**(a) Closing Date:** This transaction will be closed on *9/15/16 if all license approved* (Closing Date), unless specifically extended by other provisions of this Contract. The Closing Date will prevail over all other time periods including, but not limited to, Financing and Due Diligence periods. In the event insurance underwriting is suspended on Closing Date and **Buyer** is unable to obtain property insurance, **Buyer** may postpone closing up to 5 days after the insurance underwriting suspension is lifted.

**(b) Location:** Closing will take place in ***4000 Hollywood Blvd Suite 455S Hollywood FL*** County, Florida. (If left blank, closing will take place in the county where the property is located.) Closing may be conducted by mail or electronic means.

~~**5. THIRD PARTY FINANCING:**~~

**BUYER'S OBLIGATION:** Within _____ days (5 days if left blank) after Effective Date, **Buyer** will apply for third party financing in an amount not to exceed _____ % of the purchase price or $ ______________, with a fixed interest rate not to exceed ____ % per year with an initial variable interest rate not to exceed ____ %, with points or commitment or loan fees not to exceed _____ % of the principal amount, for a term of _____ years, and amortized over ________ years, with additional terms as follows:

________________________________________________________________________________.

**Buyer** will timely provide any and all credit, employment, financial and other information reasonably required by any lender. **Buyer** will use good faith and reasonable diligence to (i) obtain Loan Approval within ____ days (45 days if left blank) from Effective Date (Loan Approval Date), (ii) satisfy terms and conditions of the Loan Approval, and (iii) close the loan. **Buyer** will keep **Seller** and Broker fully informed about loan application status and authorizes the mortgage broker and lender to disclose all such information to **Seller** and Broker. **Buyer** will notify **Seller** immediately upon obtaining financing or being rejected by a lender. **CANCELLATION:** If **Buyer**, after using good faith and reasonable diligence, fails to obtain Loan Approval by Loan Approval Date, **Buyer** may within ____ days (3 days if left blank) deliver written notice to **Seller** stating **Buyer** either waives this financing contingency or cancels this Contract. If **Buyer** does neither, then **Seller** may cancel this Contract by delivering written notice to **Buyer** at any time thereafter. Unless this financing contingency has been waived, this Contract shall remain subject to the satisfaction, by closing, of those conditions of Loan Approval related to the Property. **DEPOSIT(S) (for purposes of Paragraph 5 only):** If **Buyer** has used good faith and reasonable diligence but does not obtain Loan Approval by Loan Approval Date and thereafter either party elects to cancel this Contract as set forth above or the lender fails or refuses to close on or before the Closing Date without fault on **Buyer's** part, the Deposit(s) shall be returned to **Buyer**, whereupon both parties will be released from all further obligations under this Contract, except for obligations stated herein as surviving the termination of this Contract. If neither party elects to terminate this Contract as set forth above or **Buyer** fails to use good faith or reasonable diligence as set forth above, **Seller** will be entitled to ~~retain the Deposit(s) if the transaction does not close.~~

**6. TITLE: Seller** has the legal capacity to and will convey marketable title to the Property by ☒ statutory warranty deed ☐ other _______________________________, free of liens, easements and encumbrances of record or known to **Seller**, but subject to property taxes for the year of closing; covenants, restrictions and public utility easements of record; existing zoning and governmental regulations; and (list any other matters to which title will be subject) ***None***

________________________________________________________________________________;

provided there exists at closing no violation of the foregoing and none of them prevents **Buyer's** intended use of the Property as ***Addiction Treatment Facility***.

**(a) Evidence of Title:** The party who pays the premium for the title insurance policy will select the closing agent and pay for the title search and closing services. **Seller** will, at (check one) ☐ **Seller's** ☒ **Buyer's** expense and within ___ days ☐ after Effective Date ☐ or at least ___ days before Closing Date deliver to **Buyer** (check one)

☒ (i.) a title insurance commitment by a Florida licensed title insurer setting forth those matters to be discharged by **Seller** at or before Closing and, upon **Buyer** recording the deed, an owner's policy in the amount of the purchase price for fee simple title subject only to exceptions stated above. If **Buyer** is paying for the evidence of title and **Seller** has an owner's policy, **Seller** will deliver a copy to **Buyer** within 15 days after Effective Date.

☐ (ii.) an abstract of title, prepared or brought current by an existing abstract firm or certified as correct by an existing firm. However, if such an abstract is not available to **Seller**, then a prior owner's title policy acceptable to the proposed insurer as a base for reissuance of coverage may be used. The prior policy will include copies of all policy exceptions and an update in a format acceptable to **Buyer** from the policy effective date and certified to **Buyer** or **Buyer's** closing agent together with copies of all documents recited in the prior policy and in the update. If such an abstract or prior policy is not available to **Seller** then (i.) above will be the evidence of title.

**(b) Title Examination: Buyer** will, within 15 days from receipt of the evidence of title deliver written notice to **Seller** of title defects. Title will be deemed acceptable to **Buyer** if (1) **Buyer** fails to deliver proper notice of defects or

(2) **Buyer** delivers proper written notice and **Seller** cures the defects within ___ days from receipt of the notice ("Curative Period"). If the defects are cured within the Curative Period, closing will occur within 10 days from receipt by **Buyer** of notice of such curing. **Seller** may elect not to cure defects if **Seller** reasonably believes any defect cannot be cured within the Curative Period. If the defects are not cured within the Curative Period, **Buyer** will have 10 days from receipt of notice of **Seller's** inability to cure the defects to elect whether to terminate this Contract or accept title subject to existing defects and close the transaction without reduction in purchase price.

**(c) Survey:** (check applicable provisions below)

☒ (i.)**Seller** will, within _5_ days from Effective Date, deliver to **Buyer** copies of prior surveys, plans, specifications, and engineering documents, if any, and the following documents relevant to this transaction: ________________________________________, prepared for **Seller** or in **Seller's** possession, which show all currently existing structures. In the event this transaction does not close, all documents provided by **Seller** will be returned to **Seller** within 10 days from the date this Contract is terminated.

☒ **Buyer** will, at ☐ **Seller's** ☒ **Buyer's** expense and within the time period allowed to deliver and examine title evidence, obtain a current certified survey of the Property from a registered surveyor. If the survey reveals encroachments on the Property or that the improvements encroach on the lands of another, ☐ **Buyer** will accept the Property with existing encroachments ☒ such encroachments will constitute a title defect to be cured within the Curative Period.

**(d) Ingress and Egress: Seller** warrants that the Property presently has ingress and egress.

**7. PROPERTY CONDITION: Seller** will deliver the Property to **Buyer** at the time agreed in its present "as is" condition, ordinary wear and tear excepted, and will maintain the landscaping and grounds in a comparable condition. **Seller** makes no warranties other than marketability of title. In the event that the condition of the Property has materially changed since the expiration of the Due Diligence Period, **Buyer** may elect to terminate the Contract and receive a refund of any and all deposits paid, plus interest, if applicable. By accepting the Property "as is", **Buyer** waives all claims against **Seller** for any defects in the Property. (Check **(a)** or **(b)**)

☐ **(a) As Is: Buyer** has inspected the Property or waives any right to inspect and accepts the Property in its "as is" condition.

☒ **(b) Due Diligence Period: Buyer** will, at **Buyer's** expense and within _15_ days from Effective Date ("Due Diligence Period"), determine whether the Property is suitable, in **Buyer's** sole and absolute discretion, for **Buyer's** intended use and development of the Property as specified in Paragraph 6. During the Due Diligence Period, **Buyer** may conduct any tests, analyses, surveys and investigations ("Inspections") which **Buyer** deems necessary to determine to **Buyer's** satisfaction the Property's engineering, architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision regulations; soil and grade; availability of access to public roads, water, and other utilities; consistency with local, state and regional growth management and comprehensive land use plans; availability of permits, government approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other inspections that **Buyer** deems appropriate to determine the suitability of the Property for **Buyer's** intended use and development. **Buyer** will deliver written notice to **Seller** prior to the expiration of the Due Diligence Period of **Buyer's** determination of whether or not the Property is acceptable. **Buyer's** failure to comply with this notice requirement will constitute acceptance of the Property in its present "as is" condition. **Seller** grants to **Buyer**, its agents, contractors and assigns, the right to enter the Property at any time during the Due Diligence Period for the purpose of conducting Inspections; provided, however, that **Buyer**, its agents, contractors and assigns enter the Property and conduct Inspections at their own risk. **Buyer** will indemnify and hold **Seller** harmless from losses, damages, costs, claims and expenses of any nature, including attorneys' fees at all levels, and from liability to any person, arising from the conduct of any and all inspections or any work authorized by **Buyer**. **Buyer** will not engage in any activity that could result in a mechanic's lien being filed against the Property without **Seller's** prior written consent. In the event this transaction does not close, (1) **Buyer** will repair all damages to the Property resulting from the Inspections and return the Property to the condition it was in prior to conduct of the Inspections, and (2) **Buyer** will, at **Buyer's** expense release to **Seller** all reports and other work generated as a result of the Inspections. Should **Buyer** deliver timely notice that the Property is not acceptable, **Seller** agrees that **Buyer's** deposit will be immediately returned to **Buyer** and the Contract terminated.

**(c) Walk-through Inspection: Buyer** may, on the day prior to closing or any other time mutually agreeable to the

PRESIDENT

**Buyer** (__) (____) and **Seller** (__) (LM) acknowledge receipt of a copy of this page, which is Page 3 of 8 Pages.

parties, conduct a final "walk-through" inspection of the Property to determine compliance with this paragraph and to ensure that all Property is on the premises.

**8. OPERATION OF PROPERTY DURING CONTRACT PERIOD: Seller** will continue to operate the Property and any business conducted on the Property in the manner operated prior to Contract and will take no action that would adversely impact the Property, tenants, lenders or business, if any. Any changes, such as renting vacant space, that materially affect the Property or **Buyer's** intended use of the Property will be permitted ☒ only with **Buyer's** consent ☐ without **Buyer's** consent.

**9. CLOSING PROCEDURE:** Unless otherwise agreed or stated herein, closing procedure shall be in accordance with the norms where the Property is located.

**(a) Possession and Occupancy: Seller** will deliver possession and occupancy of the Property to **Buyer** at closing. **Seller** will provide keys, remote controls, and any security/access codes necessary to operate all locks, mailboxes, and security systems.

**(b) Costs: Buyer** will pay **Buyer's** attorneys' fees, taxes and recording fees on notes, mortgages and financing statements and recording fees for the deed. **Seller** will pay **Seller's** attorneys' fees, taxes on the deed and recording fees for documents needed to cure title defects. If **Seller** is obligated to discharge any encumbrance at or prior to closing and fails to do so, **Buyer** may use purchase proceeds to satisfy the encumbrances.

**(c) Documents: Seller** will provide the deed; bill of sale; mechanic's lien affidavit; originals of those assignable service and maintenance contracts that will be assumed by **Buyer** after the Closing Date and letters to each service contractor from **Seller** advising each of them of the sale of the Property and, if applicable, the transfer of its contract, and any assignable warranties or guarantees received or held by **Seller** from any manufacturer, contractor, subcontractor, or material supplier in connection with the Property; current copies of the condominium documents, if applicable; assignments of leases, updated rent roll; tenant and lender estoppels letters; tenant subordination, non-disturbance and attornment agreements (SNDAs) required by the **Buyer** or **Buyer's** lender; assignments of permits and licenses; corrective instruments; and letters notifying tenants of the change in ownership/rental agent. If any tenant refuses to execute an estoppels letter, **Seller** will certify that information regarding the tenant's lease is correct. If **Seller** is an entity, **Seller** will deliver a resolution of its Board of Directors authorizing the sale and delivery of the deed and certification by the appropriate party certifying the resolution and setting forth facts showing the conveyance conforms to the requirements of local law. **Seller** will transfer security deposits to **Buyer**. **Buyer** will provide the closing statement, mortgages and notes, security agreements, and financing statements.

**(d) Taxes and Prorations:** Real estate taxes, personal property taxes on any tangible personal property, bond payments assumed by **Buyer**, interest, rents (based on actual collected rents), association dues, insurance premiums acceptable to **Buyer**, and operating expenses will be prorated through the day before closing. If the amount of taxes for the current year cannot be ascertained, rates for the previous year will be used with due allowance being made for improvements and exemptions. Any tax proration based on an estimate will, at request of either party, be readjusted upon receipt of current year's tax bill; this provision will survive closing.

**(e) Special Assessment Liens:** Certified, confirmed, and ratified special assessment liens as of the Closing Date will be paid by **Seller**. If a certified, confirmed, and ratified special assessment is payable in installments, **Seller** will pay all installments due and payable on or before the Closing Date, with any installment for any period extending beyond the Closing Date prorated, and **Buyer** will assume all installments that become due and payable after the Closing Date. **Buyer** will be responsible for all assessments of any kind which become due and owing after Closing Date, unless an improvement is substantially completed as of Closing Date. If an improvement is substantially completed as of the Closing Date but has not resulted in a lien before closing, **Seller** will pay the amount of the last estimate of the assessment. This subsection applies to special assessment liens imposed by a public body and does not apply to condominium association special assessments.

**(f) Foreign Investment in Real Property Tax Act (FIRPTA):** If **Seller** is a "foreign person" as defined by FIRPTA, **Seller** and **Buyer** agree to comply with Section 1445 of the Internal Revenue Code. **Seller** and **Buyer** will complete, execute, and deliver as directed any instrument, affidavit, or statement reasonably necessary to comply with the FIRPTA requirements, including delivery of their respective federal taxpayer identification numbers or

Social Security Numbers to the closing agent. If **Buyer** does not pay sufficient cash at closing to meet the withholding requirement, **Seller** will deliver to **Buyer** at closing the additional cash necessary to satisfy the requirement.

**10. ESCROW AGENT: Seller** and **Buyer** authorize Escrow Agent or Closing Agent (collectively "Agent") to receive, deposit, and hold funds and other property in escrow and, subject to collection, disburse them in accordance with the terms of this Contract. The parties agree that Agent will not be liable to any person for misdelivery of escrowed items to **Seller** or **Buyer**, unless the misdelivery is due to Agent's willful breach of this Contract or gross negligence. If Agent has doubt as to Agent's duties or obligations under this Contract, Agent may, at Agent's option, (a) hold the escrowed items until the parties mutually agree to its disbursement or until a court of competent jurisdiction or arbitrator determines the rights of the parties or (b) deposit the escrowed items with the clerk of the court having jurisdiction over the matter and file an action in interpleader. Upon notifying the parties of such action, Agent will be released from all liability except for the duty to account for items previously delivered out of escrow. If Agent is a licensed real estate broker, Agent will comply with Chapter 475, Florida Statutes. In any suit in which Agent interpleads the escrowed items or is made a party because of acting as Agent hereunder, Agent will recover reasonable attorney's fees and costs incurred, with these amounts to be paid from and out of the escrowed items and charged and awarded as court costs in favor of the prevailing party.

**11. CURE PERIOD:** Prior to any claim for default being made, a party will have an opportunity to cure any alleged default. If a party fails to comply with any provision of this Contract, the other party will deliver written notice to the non-complying party specifying the non-compliance. The non-complying party will have ___ days (5 days if left blank) after delivery of such notice to cure the non-compliance. Notice and cure shall not apply to failure to close.

**12. RETURN OF DEPOSIT:** Unless otherwise specified in the Contract, in the event any condition of this Contract is not met and **Buyer** has timely given any required notice regarding the condition having not been met, **Buyer's** deposit will be returned in accordance with applicable Florida Laws and regulations.

**13. DEFAULT:**

**(a)** In the event the sale is not closed due to any default or failure on the part of **Seller** other than failure to make the title marketable after diligent effort, **Buyer** may either (1) receive a refund of **Buyer's** deposit(s) or (2) seek specific performance. If **Buyer** elects a deposit refund, **Seller** will be liable to Broker for the full amount of the brokerage fee.

**(b)** In the event the sale is not closed due to any default or failure on the part of **Buyer**, **Seller** may either (1) retain all deposit(s) paid or agreed to be paid by **Buyer** as agreed upon liquidated damages, consideration for the execution of this Contract, and in full settlement of any claims, upon which this Contract will terminate or (2) seek specific performance. If **Seller** retains the deposit, **Seller** will pay the Brokers named in Paragraph 20 fifty percent of all forfeited deposits retained by **Seller** (to be split equally among the Brokers) up to the full amount of the brokerage fee. If **Buyer** fails to timely place a deposit as required by this Contract, **Seller** may either (1) terminate the Contract and seek the remedy outlined in this subparagraph or (2) proceed with the Contract without waiving any remedy for **Buyer's** default.

**14. ATTORNEY'S FEES AND COSTS:** In any claim or controversy arising out of or relating to this Contract, the prevailing party, which for purposes of this provision will include **Buyer**, **Seller** and Broker, will be awarded reasonable attorneys' fees, costs, and expenses.

**15. NOTICES:** All notices will be in writing and may be delivered by mail, overnight courier, personal delivery, or electronic means. Parties agree to send all notices to addresses specified on the signature page(s). Any notice, document, or item given by or delivered to an attorney or real estate licensee (including a transaction broker) representing a party will be as effective as if given by or delivered to that party.

**16. DISCLOSURES:**

**(a) Commercial Real Estate Sales Commission Lien Act:** The Florida Commercial Real Estate Sales Commission Lien Act provides that a broker has a lien upon the owner's net proceeds from the sale of commercial real estate for any commission earned by the broker under a brokerage agreement. The lien upon the owner's net

proceeds is a lien upon personal property which attaches to the owner's net proceeds and does not attach to any interest in real property. This lien right cannot be waived before the commission is earned.

**(b) Special Assessment Liens Imposed by Public Body:** The Property may be subject to unpaid special assessment lien(s) imposed by a public body. (A public body includes a Community Development District.) Such liens, if any, shall be paid as set forth in Paragraph 9(e).

**(c) Radon Gas:** Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

**(d) Energy-Efficiency Rating Information: Buyer** acknowledges receipt of the information brochure required by Section 553.996, Florida Statutes.

**17. RISK OF LOSS:**

**(a)** If, after the Effective Date and before closing, the Property is damaged by fire or other casualty, **Seller** will bear the risk of loss and **Buyer** may cancel this Contract without liability and the deposit(s) will be returned to **Buyer**. Alternatively, **Buyer** will have the option of purchasing the Property at the agreed upon purchase price and **Seller** will credit the deductible, if any and transfer to **Buyer** at closing any insurance proceeds, or **Seller's** claim to any insurance proceeds payable for the damage. **Seller** will cooperate with and assist **Buyer** in collecting any such proceeds. **Seller** shall not settle any insurance claim for damage caused by casualty without the consent of the **Buyer**.

**(b)** If, after the Effective Date and before closing, any part of the Property is taken in condemnation or under the right of eminent domain, or proceedings for such taking will be pending or threatened, **Buyer** may cancel this Contract without liability and the deposit(s) will be returned to **Buyer**. Alternatively, **Buyer** will have the option of purchasing what is left of the Property at the agreed upon purchase price and **Seller** will transfer to the **Buyer** at closing the proceeds of any award, or **Seller's** claim to any award payable for the taking. **Seller** will cooperate with and assist **Buyer** in collecting any such award.

**18. ASSIGNABILITY; PERSONS BOUND:** This Contract may be assigned to a related entity, and otherwise ☐ is not assignable ☒ is assignable. If this Contract may be assigned, **Buyer** shall deliver a copy of the assignment agreement to the **Seller** at least 5 days prior to Closing. The terms **"Buyer," "Seller"** and "**Broker**" may be singular or plural. This Contract is binding upon **Buyer**, **Seller** and their heirs, personal representatives, successors and assigns (if assignment is permitted).

**19. MISCELLANEOUS:** The terms of this Contract constitute the entire agreement between **Buyer** and **Seller**. Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be construed under Florida law and will not be recorded in any public records.

**20. BROKERS:** Neither **Seller** nor **Buyer** has used the services of, or for any other reason owes compensation to, a licensed real estate Broker other than:

**(a) Seller's Broker:** ***None*** ______________________________,
(Company Name) (Licensee)

______________________________,
(Address, Telephone, Fax, E-mail)

who ☐ is a single agent ☐ is a transaction broker ☐ has no brokerage relationship and who will be compensated by ☐ **Seller** ☐ **Buyer** ☐ both parties pursuant to ☐ a listing agreement ☐ other (specify) ______________

______________________________

**Buyer** (____) (____) and **Seller** (____) (____) acknowledge receipt of a copy of this page, which is Page 6 of 8 Pages.

**(b) Buyer's Broker:** *None* ______________________________,
(Company Name) (Licensee)

______________________________,
(Address, Telephone, Fax, E-mail)

who ☐ is a single agent ☐ is a transaction broker ☐ has no brokerage relationship and who will be compensated by ☐ **Seller's Broker** ☐ **Seller** ☐ **Buyer** ☐ both parties pursuant to ☐ an MLS offer of compensation ☐ other (specify)
______________________________

(collectively referred to as "Broker") in connection with any act relating to the Property, including but not limited to inquiries, introductions, consultations, and negotiations resulting in this transaction. **Seller** and **Buyer** agree to indemnify and hold Broker harmless from and against losses, damages, costs and expenses of any kind, including reasonable attorneys' fees at all levels, and from liability to any person, arising from (1) compensation claimed which is inconsistent with the representation in this Paragraph, (2) enforcement action to collect a brokerage fee pursuant to Paragraph 10, (3) any duty accepted by Broker at the request of **Seller** or **Buyer**, which is beyond the scope of services regulated by Chapter 475, Florida Statutes, as amended, or (4) recommendations of or services provided and expenses incurred by any third party whom Broker refers, recommends, or retains for or on behalf of **Seller** or **Buyer**.

**21. OPTIONAL CLAUSES:** (Check if any of the following clauses are applicable and are attached as an addendum to this Contract):

| | | |
|---|---|---|
| ☐ Arbitration | ☐ Seller Warranty | ☐ Existing Mortgage |
| ☐ Section 1031 Exchange | ☐ Coastal Construction Control Line | ☐ Buyer's Attorney Approval |
| ☐ Property Inspection and Repair | ☐ Flood Area Hazard Zone | ☐ Seller's Attorney Approval |
| ☐ Seller Representations | ☐ Seller Financing | ☒ Other *Addendum* |

**22. ADDITIONAL TERMS:**

***It is understood that the Closing on this Agreement is contingent upon the execution of the Management Services Agreement and Asset Purchase Agreement, as well as Buyer's affiliated company obtaining licensure for the operation of an addiction treatment facility on the Property from all governmental agencies. Mortgage referenced on line 17 is to be a purchase money mortgage. The following properties are being acquired as part of the Contract and the Purchase Price shall be allocated with $3,750,000.00 to 801 and $1,750,000.00 to 810. 810, LLC conveys all of Folio 12-43-46-09-52-000-0010; Seastone Condominiums, LLC conveys all of Folios 12-43-46-09-61-000-0010, 12-43-46-09-61-000-0020, 12-43-46-09-61-000-0030, 12-43-46-09-61-000-0040, 12-43-46-09-61-000-0050, 12-43-46-09-61-000-0060, 12-43-46-09-61-000-0070, 12-43-46-09-61-000-0080, 12-43-46-09-61-000-0090, and 12-43-46-09-61-000-0100.***

**THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL FACTS AND REPRESENTATIONS THAT ARE IMPORTANT TO THEM AND TO CONSULT AN APPROPRIATE PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF TITLE, FOREIGN INVESTOR REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHER ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE.**

**Buyer** (____) (____) and **Seller** (____) (LM) acknowledge receipt of a copy of this page, which is Page 7 of 8 Pages.

Each person signing this Contract on behalf of a party that is a business entity represents and warrants to the other party that such signatory has full power and authority to enter into and perform this Contract in accordance with its terms and each person executing this Contract and other documents on behalf of such party has been duly authorized to do so.

***Seastone Delray Healthcare, LLC, a Florida limited liability company or its related assign***

[signature] PRESIDENT — Date: 5/17/16
(Signature of **Buyer**)

SHAWN LEON, PRESIDENT — Tax ID No: ____
(Typed or Printed Name of **Buyer**)

Title: ____ — Telephone: ____

____ — Date: ____
(Signature of **Buyer**)

____ — Tax ID No: ____
(Typed or Printed Name of **Buyer**)

Title: ____ — Telephone: ____

**Buyer's** Address for purpose of notice: ____

Facsimile: ____ — Email: ____

***Seastone Condominiums of Delray, LLC & 810 Andrews, LLC FL LLCs***

[signature] — Date: 5/17/16
(Signature of **Seller**)

LEWIS MAFFEO — Tax ID No: ____
(Typed or Printed Name of **Seller**)

Title: Owner — Telephone: ____

[signature] — Date: ____
(Signature of **Seller**)

Charles F Egan [illegible] — Tax ID No: 5/17/16
(Typed or Printed Name of **Seller**)

Title: Owner — Telephone: ____

**Seller's** Address for purpose of notice: ____

Facsimile: ____ — Email: ____

**Buyer** ([initials] PRESIDENT) (____) and **Seller** ([initials]) (LM) acknowledge receipt of a copy of this page, which is Page 8 of 8 Pages.

## ADDENDUM TO REAL ESTATE CONTRACT

ADDENDUM to "REAL ESTATE CONTRACT" by and between **SEASTONE DELRAY HEALTHCARE, LLC, or it's related assign** (hereinafter referred to as "BUYER"), **and SEASTONE CONDIMONIUMS OF DELRAY, LLC, and 810 ANDREWS, LLC FL, LLC** (hereinafter referred to as "SELLER"), for the property known as 801 and 810 Andrews Avenue, Delray Beach, Florida, 33481.

**WITNESSETH**: Notwithstanding anything to the contrary in the foregoing Real Estate Contract, the parties hereby agree to the following:

1. BUYER's obligation under the contract to convey the real estate known as 801 and 810 Andrews Avenue, Delray Beach, Florida, 33481 is contingent upon the purchase of assets of **SEASTONE OF DELRAY, INC.** by **SEASTONE DELRAY HEALTHCARE LLC**, pursuant to a certain Asset Purchase Agreement dated May , 2016, a copy of which is attached hereto as Exhibit A.

2. The Licenses for the operation of a treatment facility as referenced in Paragraph 22 of the Sales Contract shall be defined as those licenses currently held by Seastone of Delray, Inc., in the operation of it's facility as follows:

a. DCF License No.: 5046072471901 (treatment)
b. JCAHO Accreditation No.: 573797 (treatment)
c.. FARR Certification
d. State of Florida Local Business tax registration
e. City of Delray Beach Business Tax Registration

Affiliated companies obligation to obtain the same shall require that they forthwith and pursue diligently the licensing requirements to complete the application upon execution of the contract and to perform all of its obligations required to obtain said licensing pursuant to said asset purchase agreement.

To the best of Seller's knowledge, the above referenced licenses are all the licenses the Seller has for the operation of the treatment facility. Seller shall provide to Buyer upon the execution of the commercial contract, copies of all licenses. Seller further acknowledges and understands that if Buyer is required to have any additional licenses to run the existing operation of a treatment facility, it shall be a condition precedent for Buyer to obtain prior to closing of the herein transaction

3. All title services and title insurance shall be obtained by BUYER at BUYER's expense. Each party shall agree to pay all of their own closing expenses and attorney's fees associated with their obligation to sell and purchase pursuant to the agreement.

4. The purchase money note shall be secured by a valid first mortgage on the property as well as a security agreement and UCC filing. The note and mortgage referred to in Paragraph 17 shall among other things provide for interest to accrue at 5%

PRESIDENT. LM

per annum, and shall be payable $15,000.00 per month with a three year balloon, said payments to begin 30 days from the date of the closing with default interest at a rate of 18% per annum.

5. SELLER shall deliver to buyer Possession and Occupancy on the date of the closing subject to tenants or occupants in possession.

6. The deposit shall be held by the attorney for the BUYER as escrow agent in a non-interest bearing Florida IOLA account.

7. BUYER shall deliver to SELLER a mortgagee policy in an amount equal to the purchase money mortgage being granted to SELLER at BUYER'S expense on the date of the closing.

8. In the event of any conflict between the terms of this addendum and the terms of this Sale's Contract, the terms of this addendum shall control.

Seastone Delray Healthcare, LLC (Buyer)

[signature]

By SHAWN LEON, PRESIDENT

Seastone Condominiums of Delray, LLC (Seller)

[signature] CEO [signature]

By

810 Andrews, LLC FL LLCS (Seller)

[signature] member [signature]

by

**ESCROW AGREEMENT**

I MICHAEL J. SNYDER, ESQUIRE, hereby agree to act as the Escrow Agent pursuant to the Contract of Sale and shall place the deposit in a non-interest bearing Florida IOLA account to be held pursuant to the terms of the contract and shall deliver the deposit to the Seller at the time of the closing. The Escrow Agent shall deliver to the SELLER'S attorney proof of receipt and deposit of the Escrow within 24 hours of execution of the Sale's Contract by all parties.

MICHAEL J. SNYDER, ESQUIRE